                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed  by  the  Registrant  [X  ]
Filed  by  a  Party  other  than  the  Registrant  [   ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
     240.14a-12

                         TRACKER CORPORATION OF AMERICA
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No  fee  required.
[ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title  of  each class of securities to which transaction applies:

          (2)  Aggregate  number  of  securities  to  which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed  maximum  aggregate  value  of  transaction:

          (5)  Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount  previously  paid:

          (2)  Form,  Schedule  or  Registration  Statement  No.:

          (3)  Filing  Party:

          (4)  Date  Filed:

                       THE TRACKER CORPORATION OF AMERICA
                          4515 Chesswood Drive, Unit A
                       North York, Ontario M3J 2V6 Canada

                          NOTICE OF SPECIAL MEETING OF
                                  STOCKHOLDERS

                                December 24, 2002


TO:  THE  STOCKHOLDERS  OF  THE  TRACKER  CORPORATION  OF  AMERICA:

Notice is hereby given that the Special Meeting of Stockholders of The Tracker Corporation of America will be held at 9:30 a.m. (local time) on December 24, 2002, at 4515 Chesswood Drive, Unit A, North York, Ontario, Canada for the following purposes:

     1. To consider and vote upon a proposal to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 200,000,000 to 2,000,000,000 Shares.

     2. To amend the Company's Certificate of Incorporation to decrease the number of required directors.

     3. To transact such other business as may properly come before the meeting.

Our Board of Directors has fixed the close of business on November 22, 2002 as the record date for the determination of stockholders entitled to receive notice of and vote at the meeting.

We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

By  Order  of  the  Board  of  Directors,


Jay  Stulberg
Director

Dated:  December  13,  2002

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                       THE TRACKER CORPORATION OF AMERICA

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                                DECEMBER 24, 2002


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Tracker Corporation of America ("Tracker" or the "Company") for use at the Special Meeting of Stockholders of the Company to be held at 9:30 a.m. (local time) on December 24, 2002, at 4515 Chesswood Drive, Unit A, North York, Ontario, Canada and at any adjournment thereof.

A stockholder giving the enclosed proxy may revoke it at any time before the vote is cast at the Special Meeting by delivering to an officer or director of the Company either a written notice terminating the proxy's authority or a proxy bearing a later date, or by appearing in person and voting at the meeting. Shares of the Company's common stock, $.001 par value (the "Common Stock"), represented by a proxy will be voted in the manner directed by a stockholder. If no direction is made, the proxy will be voted for the proposals to amend the Company's Certificate of Incorporation as forth in this Proxy Statement. This Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders on or about December 13, 2002.

Only stockholders of record at the close of business on November 22, 2002 (the "Record Date") are entitled to receive notice of and vote at the meeting or at any adjournment thereof. On November 22, 2002, there were 200,000,000 shares of Common Stock of the Company outstanding. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the stockholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

The Board of Directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting. However, if any other matters are properly brought before the meeting, the person named in the enclosed proxy or his substitute will vote in accordance with his best judgment on such matters.

All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personal calls.

The Company's principal executive offices are located at 4515 Chesswood Drive, Unit A, North York, Ontario, M3J 2V6 Canada.

          PROPOSAL TO AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
              INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                                 (Proposal One)

GENERAL

Our Company's Certificate of Incorporation currently authorizes the issuance of 200,000,000 shares of common stock, par value $.001 per share, 100,000 shares of Class B voting common stock, par value $.00000007 per share, and 6,500,000 shares of preferred stock, par value $.001. Our Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 200,000,000 shares to 2,000,000,000 shares.

On the Record Date, we had 200,000,000 shares of common stock issued and outstanding. On such date, we also had obligations to issue (a) an additional 1,794,096,872 shares of our common stock pursuant to warrants previously exercised by SovCap Equity Partners Ltd. and (b) an additional 2,288,838 shares of our common stock issuable upon conversion or exercise of other outstanding convertible notes, warrants and options issued to others plus an indeterminate number of shares issuable upon exercise of repricing warrants that may be issued upon conversion of outstanding convertible bridge notes held by persons other than SovCap. As of the Record Date, we had no shares of Class B voting common stock or preferred stock outstanding.

PURPOSE  OF  THE  AMENDMENT

The purpose of increasing the number of authorized shares of common stock is to provide additional authorized shares which will be issued to fulfill our obligation to SovCap. The provisions of the warrants which we issued to SovCap require us to issue, within five days of receipt of an exercise notice, certificates representing the shares of common stock issuable upon exercise thereof. The provisions of the warrants further provide that if such certificates are not issued with such five-day period, we are required to pay to SovCap, in addition to any other rights they may have, an amount equal to 1.0% of the product of (A) the number of shares of common stock not issued to which it is entitled multiplied by (B) the closing bid price of our common stock on the fifth day after exercise, for each day that we fail to issue such shares. SovCap submitted an exercise notice with respect to the exercise of 1,794,096,872 repricing warrants on September 30, 2002. As we have no shares available to issue, we are required to pay to SovCap, as damages, an amount equal $1,617.26 per day commencing as of October 5, 2002. SovCap has agreed to waive all such damages provided the Company continues to diligent pursue the proposed amendment to our Certificate of Incorporation.

In addition, an increase in the authorized number of shares of common stock will enable us to fulfill our obligations to other holders of options, warrants and convertible notes as well as to permit possible future financings, and acquisitions using our common stock and such other corporate purposes as the board of directors determines in its discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under our employee benefit plans. The increase in the number of authorized shares of common stock would enable us to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders. As previously reported, SovCap has agreed to assist us in developing and executing a rehabilitation plan. Such plan will include working out of distressed accounts payable, resolving outstanding disputes, and marketing the resulting public shell to interested parties, with the view towards merging it with a profitable operating business; however, no business has yet been identified and we can give you no assurance that a suitable business will be identified or any transaction consummated on terms acceptable to us or at all.

As there are no remaining authorized shares of common stock for our current obligations or future transactions, our Board of Directors is seeking stockholder approval to increase the authorized number of common shares as described herein. Other than described herein, Tracker has no specific plans at this time to issue additional shares of common stock.

If the amendment is approved by stockholders, the Board of Directors will be authorized to issue additional shares of common stock at such times, to such persons and for such consideration as it may determine in its discretion, except as may otherwise be required by applicable law or the rules of any exchange on which the common stock may be listed. At the present time, the common stock is not listed with any exchange. When and if they are issued, the additional shares of common stock would have the same rights and privileges as the presently outstanding shares of common stock.

One result of an increase in the number of shares of authorized common stock may be to help the Board of Directors discourage or render more difficult a change in control. For example, the additional shares could be issued to dilute the voting power of, create voting impediments for, or otherwise frustrate the efforts of, persons seeking to effect a takeover or gain control of Tracker, whether or not the change of control is favored by a majority of unaffiliated stockholders. Tracker could also privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. We have not proposed this amendment with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of our company. We are not aware of any proposed or contemplated transaction of this type. The issuance of any additional shares of common stock would also have the effect of diluting the equity interests of existing stockholders and the earnings per share of existing shares of common stock. Such dilution may be substantial, depending upon the amount of shares issued. However, following the issuance of the shares to SovCap, it will own approximately 95% of our common stock.

The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. Under our Certificate of Incorporation, holders of our common stock do not preemptive rights. The amendment to increase the number of authorized shares will have no effect on the legal rights of the holders of the existing shares of common stock.

Accordingly, it is proposed that the first sentence of Section 1 of Article FOURTH of our Certificate of Incorporation of the Company be amended in its entirety to read as follows:

          "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 2,006,600,000 shares, of which 2,000,000,000 shares shall be common stock, par value $.001 per share, 100,000 shares shall be Class B voting common stock, par value $0.00000007 per share and 6,500,000 shares shall be preferred stock, par value $0.001 per share. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as the "preferred stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof outstanding) by the affirmative vote of the holders of a majority of the common stock, without a vote of the holders of preferred stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation."

DESCRIPTION  OF  TRANSACTIONS  WITH  SOVCAP

During August and December 1999, we sold to SovCap an aggregate of $1,200,000 principal amount of convertible bridge notes with attached repricing warrants, $1,200,000 of shares in callable warrants and 250,000 purchase warrants.

In February 2002, we announced that we had ceased operations due to a shortfall in funding and inability to meet supplier payment obligations. At that time, all but one of our directors resigned. In an attempt to retain the value of such investment, SovCap has agreed to assist us to develop and execute a rehabilitation plan, as discussed above.

On April 8, 2002, SovCap loaned us $60,000 pursuant to a demand note in order that we could retained the services of a consultant to assist it in the rehabilitation plans as well as to pay directors fees and certain accounting, legal and other expenses in connection therewith. SovCap had guaranteed the payment of the $50,000 in fees due to the consultant, of which $37,500 has already been paid. Tracker and SovCap terminated the agreement with such consultant on October 11, 2002.

On June 7, 2002, SovCap converted its remaining convertible bridge notes and received 5,848,749 shares of common stock, and on July 9, 2002 it exercised 100,751,251 of the repricing warrants by surrendering a portion of certain demand notes evidencing $790,000 of loans previously made by SovCap to us from June 2000 to November 2002.

On September 30, 2002, SovCap submitted an exercise notice with respect to the exercise of 1,794,096,872 repricing warrants. At such time as we have sufficient authorized shares to effect such issuances, SovCap will own 1,900,696,872 shares, or approximately 95%, of our common stock. As discussed above, it is currently contemplated that, SovCap will seek to effect certain transactions on behalf of Tracker, including without limitation a merger or acquisition with an operating business if a suitable candidate is identified followed by a reverse stock split of the common stock (in a yet to be determined amount). However, SovCap has not yet identified a suitable opportunity and we can give you no assurance that one will be identified in the future on terms acceptable to SovCap and us.

DESCRIPTION  OF  SECURITIES  ISSUED  TO  SOVCAP

The convertible bridge notes were convertible into common stock, at the option of SovCap, together with the redemption premium of 15% and accrued and unpaid interest. Interest on the bridge notes was payable at a rate of 8% per annum from the original issue date until one hundred twenty days after the original issue date, and thereafter at the rate of 11% per annum.

The number of shares of common stock issuable in payment of the redemption price on the date of conversion for each closing was equal to the following formula:

                          outstanding  principal  amount of the note plus
                          15%  plus  accrued  and  unpaid  interest.
Conversion  Shares  =  --------------------------------------------------------
                          average market price 5 days prior to the original issue date

Each bridge note carried with it a repricing warrant, which was exercisable after the twenty-first trading day after the date of conversion of the bridge note to which it is attached and expires ninety days later. Each repricing warrant was exercisable at a price of $.001 per share. The number of shares of common stock issuable upon exercise of the repricing warrants for each closing was equal to the following formula:

                                  number of conversion shares  *  ((x  )  - (y))
     Number of Repricing Shares = ----------------------------------------------
                                                   (y)

     where: (x) = (125% of the average market price 5 days prior to the original issue date) and (y) = average market price 5 days prior to the date of conversion.

SovCap also received a five-year common stock purchase warrant at the rate of 20,000 warrants for each $100,000 in principal amount of notes purchased, or 240,000 warrants in the aggregate. The exercise price of the purchase warrants for each closing is equal to the greater of: (i) 120% of the closing bid price on the original issue date; or (ii) 75% of the average closing bid price for the 5 trading days immediately prior to the date the purchase warrant is exercised.

SovCap also had received an exercisable callable warrant at the rate of $100,000 worth of shares of common stock for each $100,000 in principal amount of notes purchased and issued, or a total of 1,200,000 callable warrants in the aggregate. The expiration date for the callable warrants was one year following the original issue date for each closing and accordingly all these callable warrants have expired.

The affirmative vote of the holders of a majority of all the outstanding shares of Common Stock of the Company is required to approve the amendment to the Certificate of Incorporation. SovCap, the holder of a majority of our common stock, has indicated that it intends to vote in favor of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

          PROPOSAL TO AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                      DECREASE NUMBER OF REQUIRED DIRECTORS
                                 (Proposal Two)

Clause (c) of Article SIXTH of the Company's Certificate of Incorporation currently provides that the authorized number of directors of the Company shall be not less than three nor more than eleven directors. The Board of Directors has adopted a resolution proposing that the Certificate of Incorporation be amended to decrease the authorized number of required directors to be not less than one nor more than eleven, subject to stockholder approval of the amendment.

As previously discussed, in February 2002, we announced that we had ceased operations due to a shortfall in funding and inability to meet supplier payment obligations. At that time, all but one of our directors resigned. Given our limited financial resources, we have been unable to attract any permanent replacement directors and do not expect that we will be able to do so until such time, if ever, that we have acquired an operating business. While two representatives of the investment advisor for SovCap temporarily filled the two vacancies on our board of directors for the sole purpose of properly reducing the number of our directors, these representatives intend to immediately resign their positions as directors following approval of this proposal and the filing of the requisite certificate of amendment. Unless this proposal is adopted or the SovCap representatives consent to serve is a more permanent capacity, will not have a sufficient number of directors to constitute a quorum, which may prevent us from properly conducting business.

Accordingly, it is proposed that the first sentence of clause (c) of Article SIXTH of our Certificate of Incorporation of the Company be amended in its entirety to read as follows:

     "The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors vested in its Board consisting of not less than one nor more than eleven directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of directors then in office."

The affirmative vote of the holders of a majority of all the outstanding shares of Common Stock of the Company is required to approve the amendment to the Certificate of Incorporation. SovCap, the holder of a majority of our common stock, has indicated that it intends to vote in favor of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                            OWNERSHIP OF COMMON STOCK

The following table sets forth as of November 22, 2002, the number and percentage of the outstanding shares of common stock which, according to the information supplied to Tracker, were beneficially owned by (i) the our directors, and (iv) each person who, to the knowledge of Tracker is the beneficial owner of more than 5% of the outstanding common stock. The Company currently has no executive officers. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned. As of such date, Tracker had 200,000,000 shares of common stock outstanding and no shares of Class B voting common stock or preferred stock outstanding.

Name,  Position  and  Address
of  Beneficial  Owner                                     Number      Percentage
---------------------                                     ------      ----------

Jay  S.  Stulberg,  Director                              3,864,289(1)      1.9%
4515  Chesswood  Drive,  Unit  A,
North York, Ontario, M3J 2V6 Canada
Paul  Hamm,  Director                                 1,895,641,660(2)     94.8%
SovCap  Investment  Management  Group,  LLC
10  Glenlake  Parkway,  Suite  130
Atlanta,  GA  30328

Peter  Martin,  Director                              1,895,641,660(2)     94.8%
SovCap  Investment  Management  Group,  LLC
10  Glenlake  Parkway,  Suite  130
Atlanta,  GA  30328

SovCap  Equity  Partners,  Ltd.                       1,895,641,660(2)     94.8%
Cumberland  House
#27  Cumberland  Street
P.O.  Box  N-10818
Nassau,  New  Providence
The Bahamas

     (1) Number of shares includes the option to purchase 1,644,000 shares of common stock.

     (2) Number of shares consisting of 101,253,037 shares of common stock owned directly by SovCap and 1,794,148,623 shares of common stock to which it is entitled to receive as the result of the exercise of certain warrants. As previously stated, the Company only has the authority to issue 200,000,000 shares of common stock. Until the amendment to the Company's Certificate of Incorporation is effected, SovCap will not be able to receive any additional shares of common stock upon exercise of such warrants. SovCap shares power to vote and dispose of the securities with its investment manager, SovCap
Investment Management Group, LLC ("SovCap IMG"). The foregoing information is based upon the Schedule 13D filed by SovCap on July 25, 2002. Paul Hamm and Peter Martin are each managing members of SovCap IMG and Mr. Martin also is a director of SovCap. Each of Messrs. Hamm and Martin disclaim any beneficial ownership of the shares held beneficially by SovCap or SovCap IMG.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except for the transactions between SovCap and the Company, as described above, to the knowledge of the Company, no person who has been a director or officer of the Company at any time since the beginning of the Company's last fiscal year or any associate of any such person has any direct or indirect substantial interest, by security holdings or otherwise, in any matter to be acted upon, as set forth in this Proxy Statement.

                                  OTHER MATTERS

As of the date of this proxy statement, our management did not know of any matters to be presented for consideration at the Special Meeting other than those described in this proxy statement. If any other matters properly come before the Special Meeting, the accompanying form of proxy confers discretionary authority with respect to those matters, and the persons named in the accompanying form of proxy intend to vote that proxy, to the extent entitled, in accordance with their best judgment.

                        ADDITIONAL AVAILABLE INFORMATION

The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available to the public on the SEC's website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                       STATEMENT OF ADDITIONAL INFORMATION

The Company's Annual Report on Form 10-K for the year ended March 31, 2002 and Quarterly Reports on Form 10-QSB, for the quarters ended June 30, 2002 and September 30, 2002 have been incorporated herein by this reference.

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Proxy Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy
Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Any proposal by a stockholder to be presented at the next annual meeting must be received at the Company's principal executive offices, 4515 Chesswood Drive, Unit A, North York, Ontario, M3J 2V6 Canada, not later than March 31, 2003.

By  Order  of  the  Board  of  Directors:

December  13,  2002

                       THE TRACKER CORPORATION OF AMERICA.
                          4515 Chesswood Drive, Unit A
                          North York, ON M3J 2V6 Canada

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned stockholder of The Tracker Corporation of America, a Delaware corporation, do hereby nominate, constitute and appoint Jay Stulberg, my true and lawful attorney with full power of substitution for me and in my name, place and stead, to vote all of the capital stock of Tracker standing in my name on its books on November 22, 2002, at the Special Meeting of its Stockholders to be held at 4515 Chesswood Drive, Unit A, North York, Ontario, Canada on Tuesday, December 24, 2002 at 9:30 a.m., local time, or at any adjournment thereof.

1.   Amendment  of  Certificate  Of Incorporation to Increase Authorized Shares.

                    FOR  [   ]      AGAINST   [   ]        ABSTAIN   [   ]

2. Amendment of Certificate of Incorporation to Decrease Number of Required Directors.

                    FOR  [   ]      AGAINST   [   ]        ABSTAIN   [   ]

3. In their discretion with respect to any other matters as may properly come before the meeting.

IF NO BOX IS MARKED WITH RESPECT TO ANY OF THE PROPOSAL ABOVE, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED "FOR" EACH OF THE ABOVE PROPOSALS.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Make sure that the name on your stock certificate(s) is exactly as you indicate below.


Number  of  Shares  owned:

-------------------------          --------------------------------------------
                                   Signature
                                   Print  Name:  ------------------------------
                                       (As  registered  on  Stock  Certificate)

                                   --------------------------------------------
                                   Signature  if  jointly  held

                                   Print  Name:  ------------------------------
                                       (As  registered  on  Stock  Certificate)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY ON OR BEFORE DECEMBER 24, 2002 BY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE